EIGHTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

This Eighth Amendment to Revolving Credit Agreement (“Amendment”) is made as of October 22, 2008 (“Effective Date”) among WCA WASTE CORPORATION, a Delaware corporation (“Borrower”) and COMERICA BANK, a Texas banking association (“Comerica”), in its capacity as Agent under the Credit Agreement, as defined below (in such capacity, “Agent”), and in its capacity as a Lender under the Credit Agreement and the “Lenders” from time to time party thereto (the “Lenders”).

PRELIMINARY STATEMENT

The Borrower and Agent entered into a Revolving Credit Agreement dated July 5, 2006, as amended by a First Amendment to Revolving Credit Agreement dated as of July 28, 2006, Second Amendment to Revolving Credit Agreement dated as of September 25, 2006, Third Amendment to Revolving Credit Agreement dated as of November 20, 2006, Fourth Amendment to Revolving Credit Agreement dated as of January 24, 2007, Fifth Amendment to Revolving Credit Agreement dated as of March 13, 2007, Sixth Amendment to Revolving Credit Agreement dated as of July 27, 2007, and Seventh Amendment to Revolving Credit Agreement dated as of December 19, 2007 (“Credit Agreement”) providing terms and conditions governing certain loans and other credit accommodations extended by the Agent to Borrower (“Indebtedness”).

Borrower, Agent and the Lenders constituting the Required Lenders have agreed to amend the terms of the Credit Agreement as provided in this Amendment.

AGREEMENT

1. Defined Terms.  In this Amendment, capitalized terms used without separate definition shall have the meanings given them in the Credit Agreement.

2. Amendments.

a. The following definitions are hereby added to Section 1.01 of the Credit Agreement:

“ ‘Eighth Amendment Effective Date’ shall mean the effective date of the Eighth Amendment to Revolving Credit Agreement among the Borrower, Agent and the Lenders determined pursuant to Paragraph 3a of such amendment.”

“ ‘Floating LIBOR Rate’ means, for any day, a per annum interest rate which is equal to the quotient of the following:

(1) the per annum rate of interest determined on the basis of the rate for deposits in Dollars for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service as of 8:00 a.m. (Detroit, Michigan time) (or soon thereafter as practical) on such day, or if such day is not a Business Day, on the immediately preceding Business Day.  In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service), the “Floating LIBOR Rate” shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by Agent and Borrower, or, in the absence of such agreement, the “Floating LIBOR Rate” shall, instead, be the per annum rate equal to the average of the rate at which Agent is offered dollar deposits at or about 8:00 a.m. (Detroit, Michigan time) (or soon thereafter as practical) on such day in the interbank eurodollar market in an amount comparable to the principal amount of the Obligations hereunder which is to bear interest at such “Floating LIBOR Rate” and for a period equal to one (1) month;

divided by

(2) a percentage  equal to 100% minus the maximum rate on such date at which Agent is required to maintain reserves on “Euro-currency Liabilities” as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Agent is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category;

all as conclusively determined by Agent, such sum to be rounded upward, if necessary, to the nearest whole multiple of 1/100,000th of 1%.

b. The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“  ‘Applicable Margin’ means, on any day, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio on the most recent Determination Date:

Level	Leverage Ratio	Base Rate Loan	LIBOR Loan	Letter of Credit Fees
I	<3.00:1.00	2.25%	2.25%	2.25%
II	≥3.00:1.00 and <3.50:1.00	2.50%	2.50%	2.50%
III	≥3.50:1.00 and <4.00:1.00	2.75%	2.75%	2.75%
IV	≥4.00:1.00 and <4.50:1.00	3.00%	3.00%	3.00%
V	≥4.50:1.00	3.25%	3.25%	3.25%

The Applicable Margin shall be established as of the last day of each fiscal quarter of the Borrower (each, a "Determination Date") beginning with the receipt by the Administrative Agent of the Compliance Certificate and the financial statements for the fiscal quarter ended December 31, 2008 (the "Initial Determination Date").  Any change in the Applicable Margin following each Determination Date shall be determined based upon the information and computations set forth in the financial statements and Compliance Certificate furnished to the Administrative Agent pursuant to Section 8.01, subject to review and approval of such computations by the Administrative Agent.  Each change in the Applicable Margin shall be effective as of the Determination Date (including, without limitation, in respect of LIBOR Loans then outstanding notwithstanding that such change occurs during an Interest Period), and shall remain in effect until the next Determination Date for which a change in the Applicable Margin occurs; provided, however; if the Borrower shall fail to deliver any required financial statements or Compliance Certificate within the time period required by Section 8.01, the Applicable Margin shall be the highest percentage amount stated for each Type of Loan as set forth in the above table for the period beginning on the relevant Determination Date and ending on the date that the appropriate financial statements and Compliance Certificate are so delivered.  Notwithstanding the foregoing, Level III Applicable Margins shall be in effect hereunder until the determination thereof based upon Borrowers’ financial statements for the fiscal quarter ending December 31, 2008, unless (prior to such date) Borrower’s September 30, 2008 financial statements demonstrate a consolidated Total Leverage Ratio greater than 4.00:1.00, in which case, the Applicable Margin indicated in the table above with respect to the corresponding pricing level shall apply.”

c. The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“  ‘Base Rate’ means, with respect to any Base Rate Loan, for any day, the higher of (a) the Federal Funds Rate for any such day plus 1.00%, (b) the Prime Rate for such day, or (c) the Floating LIBOR Rate for such day plus 0.25%.  Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.”

d. The definition of “LC Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“  ‘LC Commitment’ at any time means $40,000,000.”

e. Section 2.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.05 Commitment Fee.  The Borrower shall pay to the Administrative Agent, for the account of each Lender holding a Revolving Credit Commitment, a commitment fee on the daily average unused amount of the Aggregate Revolving Credit Commitments for the period from and including the Closing Date up to, but excluding, the earlier of the date the Aggregate Revolving Credit Commitments are terminated or the Termination Date at a rate per annum equal to the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio on the most recent Determination Date:

Leverage Ratio	Commitment Fee Percentage
<3.00:1.00	0.50%
≥3.00:1.00 and <3.50:1.00	0.50%
≥3.50:1.00 and <4.00:1.00	0.50%
≥4.00:1.00 and <4.50:1.00	0.75%
≥4.50:1.00	1.00%

The commitment fee percentage shall be established as of each Determination Date beginning with the Initial Determination Date.  Any change in the commitment fee percentage following each Determination Date shall be determined based upon the information and computations set forth in the financial statements and Compliance Certificate furnished to the Administrative Agent pursuant to Section 8.01, subject to review and approval of such computations by the Administrative Agent.  Each change in the commitment fee percentage shall be effective as of the Determination Date and shall remain in effect until the next Determination Date for which a change in the commitment fee percentage occurs; provided, however; if the Borrower shall fail to deliver any required financial statements or Compliance Certificate within the time period required by Section 8.01, the commitment fee percentage shall be the highest percentage amount set forth in the above table for the period beginning on the relevant Determination Date and ending on the date that the appropriate financial statements and Compliance Certificate are so delivered.  Notwithstanding the foregoing, a commitment fee of 0.50% shall be in effect hereunder until the determination thereof based upon Borrowers’ financial statements for the fiscal quarter ending December 31, 2008, unless (prior to such date) Borrower’s September 30, 2008 financial statements demonstrate a consolidated Total Leverage Ratio greater than 4.00:1.00, in which case, the commitment fee percentage indicated in the table above with respect to the corresponding Total Leverage Ratio level shall apply.  Accrued commitment fees shall be payable quarterly on each Quarterly Date and on the earlier of the date the Aggregate Revolving Credit Commitments are terminated or the Termination Date.  For purposes of computing the commitment fees payable hereunder, outstanding Swing Line Loans shall be disregarded.”

f. For the purpose of Section 5.01 only, so long as any Base Rate Loan is accruing interest at a rate based on the Floating LIBOR Rate, such Base Rate Loan shall be, for the sole purpose of Section 5.01 only, also considered a LIBOR Loan.

g. Section 9.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“9.15  Adjusted EBIT Debt Service Ratio.  The Borrower will not permit the Adjusted EBIT Debt Service Coverage Ratio at any time (calculated quarterly at the end of each fiscal quarter) to be less than the ratio corresponding to the applicable period set forth below:

Fiscal quarter ending:	Ratio:
September 30, 2008 and at all times thereafter	1.25 to 1.00

3. Representations and Warranties.  The Borrower represents, warrants, and agrees that:

a. This Amendment may be executed in as many counterparts as Agent, the Lenders and the Borrower deem convenient, and shall become effective upon delivery to Agent of all executed counterparts hereof from Lenders constituting the Required Lenders and from Borrower and each of the Guarantors.

b. Except as expressly modified in this Amendment, the representations, warranties, and covenants set forth in the Credit Agreement and in each related document, agreement, and instrument remain true and correct, continue to be satisfied in all respects, and are legal, valid and binding obligations with the same force and effect as if entirely restated in this Amendment.

c. When executed, the Agreement, as amended by this Amendment will continue to constitute a duly authorized, legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms.

d. There is no Default or Event of Default existing under the Credit Agreement, or any related document, agreement, or instrument.

e. The Certificate of Incorporation, Amended and Restated Bylaws and Resolution and Incumbency Certificate of the Borrower delivered to Agent in connection with the Credit Agreement on or about July 5, 2006, have not been repealed, amended or modified since the date of delivery thereof and that same remain in full force and effect; provided however that the Amended and Restated Bylaws have been amended and restated by the Second Amended and Restated Bylaws of the Borrower dated as of June 18, 2007.

4. Fees.  The Borrower shall pay to Agent, for distribution to the Lenders, as applicable, all fees as set forth in the Fee Letter from Agent to the Borrower dated as of October 14, 2008, in the manner and on the dates specified therein, to the extent not paid prior to the Eighth Amendment Effective Date.

5. Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

6. Other Modification.  In executing this Amendment, the Borrower is not relying on any promise or commitment of Agent or the Lenders that is not in writing signed by Agent and the Lenders.

7. Acknowledgment and Consent of Guarantors.  By signing below, each of the Guarantors acknowledges and consents to the execution, delivery and performance of this Amendment.

8. Expenses.  Borrower shall promptly pay all out-of-pocket fees, costs, charges, expenses, and disbursements of Agent and the Lenders incurred in connection with the preparation, execution, and delivery of this Amendment, and the other documents contemplated by this Amendment.

[Signature Page Follows]

This Eighth Amendment to the Revolving Credit Agreement is executed and delivered on the Effective Date.

COMERICA BANK, as Administrative Agent
and Collateral Agent

By:           /s/ Michael R. Schmidt
Michael R. Schmidt
Its:           Vice President

GUARANTY BANK, as Syndication Agent and
a Lender

By:           /s/ Jeremy Jackson
Jeremy Jackson
Its:           Vice President

AIB DEBT MANAGEMENT LIMITED,
as a Lender

By:           /s/ Jean Pierre Knight
Jean Pierre Knight
Its:           Vice President

COMPASS BANK, as a Lender

By:           /s/ Eric Ensmann
Eric Ensmann
Its:           Senior Vice President

FIRST BANK, as a Lender

By:           /s/ Randy T. Fink
 Randy T. Fink
Its:           Senior Vice President

BANK OF TEXAS, NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Frank A. Yonish
Frank A. Yonish
Its:           Executive Vice President

COMMERCE BANK, NA, as a Lender

By:           /s/ Francisco Rivero
Francisco Rivero
Its:           Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Michael R. Quirav
Michael R. Quirav
Its:           Vice President

WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Stephen J. Corcoran
Stephen J. Corcoran
Its:           Senior Vice President

WCA WASTE CORPORATION, as Borrower

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Senior Vice President and Chief Financial Officer

WCA HOLDINGS CORPORATION, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WCA WASTE SYSTEMS, INC., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WCA OF ALABAMA, L.L.C., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WCA SHILOH LANDFILL, L.L.C., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WASTE CORPORATION OF KANSAS, INC., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WASTE CORPORATION OF TENNESSEE, INC., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

[Signatures Continue on the Following Page]

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WCA OF FLORIDA, INC., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WCA OF CENTRAL FLORIDA, INC., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

TRANSIT WASTE, LLC, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WASTE CORPORATION OF MISSOURI, INC., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

EAGLE RIDGE LANDFILL, LLC, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WCA TEXAS MANAGEMENT GENERAL, INC., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WASTE CORPORATION OF TEXAS, L.P., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

 [Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

TEXAS ENVIRONMENTAL WASTE SERVICES, LLC, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WCA MANAGEMENT LIMITED, INC., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WCA MANAGEMENT GENERAL, INC., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WCA MANAGEMENT COMPANY, LP, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WCA OF NORTH CAROLINA, LLC, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

MATERIAL RECOVERY, LLC, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WCA WAKE TRANSFER STATION, LLC, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WCA OF HIGH POINT, LLC, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

MATERIAL RECLAMATION, LLC, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WCA CAPITAL, INC., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WASTE CORPORATION OF ARKANSAS, INC., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

TRANSLIFT, INC., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

WCA OF ST. LUCIE, LLC, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

[Continuation of Signature Page of the Acknowledgement and Consent of Guarantors]

WCA OF LOUISIANA, LLC, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

AMERICAN WASTE, LLC, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

N.E. LANDFILL, LLC, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

PAULS VALLEY LANDFILL, LLC, as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President

SOONER WASTE, L.L.C., as a Guarantor

By:           /s/ Charles A. Casalinova
Charles A. Casalinova
Its:           Vice President